HOPEWELL VENTURES

Board of Directors
Regent Communications, Inc.
2000 Fifth Third Center
511 Walnut Street
Cincinnati, OH 45202

Effective immediately upon the execution and delivery of the Standstill Agreement between Regent Communications, Inc. ("Regent"), Riley Investment Management LLC, and Riley Investment Partners Master Fund, L.P., I hereby tender my resignation from the board of directors of Regent.

Sincerely,

William P. Sutter, Jr.

20 North Wacker Drive, Suite 2200
Chicago, IL 60606

Phone: (312) 357-9600
Fax: (312) 357-9620